UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 27, 2000


                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)


         Delaware                   0-25202                 75-2564006
     (State or other       (Commission File Number)        (IRS Employer
     jurisdiction of                                     Identification No.)
      incorporation)

  1515 West 20th Street
     P.O. Box 612787
    Dallas/Fort Worth
  International Airport,
          Texas
  (Address of principal                                        75261
    executive offices)                                      (Zip Code)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      On November 27, 2000, the Company and its subsidiaries filed the Debtors' Amended Joint Plan of Reorganization Dated November 22, 2000 (the "AMENDED PLAN"), and the accompanying Supplemental Disclosure Under 11 U.S.C. ss. 1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated November 22, 2000 (the "SUPPLEMENTAL Disclosure") and on December 5, 2000, the Company and its subsidiaries filed the Plan Supplement for Debtors' Amended Joint Plan of Reorganization Dated November 22, 2000 (the "PLAN SUPPLEMENT") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division.

      The hearing on the confirmation of the Amended Plan will be held on January 17, 2001 at 1:15 p.m., Dallas, Texas time, before the Honorable Barbara
J. Houser at 1100 Commerce Street, 14th Floor, Dallas, Texas. Once commenced, the hearing on the confirmation of the Amended Plan may be adjourned or continued by announcement in open court with no further notice.

      This Form 8-K, the Amended Plan, the Supplemental Disclosure and the Plan Supplement contain forward-looking statements relating to business expectations, asset sales and liquidation analysis. Business plans may change as circumstances warrant. Actual results may differ materially as a result of many factors, some of which the Company has no control over. Such factors include, but are not limited to: worldwide business and economic conditions; recruiting and new business solicitation efforts; product demand and the rate of growth in the air cargo industry; the impact of competitors and competitive aircraft and aircraft financing availability; the ability to attract and retain new and existing customers; jet fuel prices; normalized aircraft operating costs and reliability, aircraft maintenance delays and damage; regulatory actions; the demand for used aircraft and aviation assets; contest for control of the Company; and the Company's ability to negotiate favorable asset sales. These risk factors and additional information are included in the Company's reports on file with the Securities and Exchange Commissions.

The disclosures are not intended to be a solicitation of votes for our plan of reorganization of the Company. Creditors whose votes are being solicited will receive by mail a solicitation package, including the Supplemental Disclosure, the Amended Plan, the order approving the Supplemental Disclosure, a general notice and ballot.

ITEM 7. EXHIBITS.

(c)   Exhibits

      99.1  Debtors' Amended Joint Plan of Reorganization Dated November 22,
            2000.

      99.2 Supplemental Disclosure Under 11 U.S.C.ss.1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated November 22, 2000.

      99.3 Plan Supplement for Debtor's Amended Joint Plan of Reorganization Dated November 22, 2000

                                    * * * * *

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    KITTY HAWK, INC.

Date: December 20, 2000
                                    By: /s/ TILMON J. REEVES
                                        -------------------------------------
                                    Name:   Tilmon J. Reeves
                                    Title:  Chairman of the Board and
                                            Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION

99.1        Debtors' Amended Joint Plan of Reorganization Dated November 22,
            2000.

99.2 Supplemental Disclosure Under 11 U.S.C.ss.1125 in Support of the Debtors' Amended Joint Plan of Reorganization Dated November 22, 2000.

99.3 Plan Supplement for Debtors' Amended Joint Plan of Reorganization Dated November 22, 2000.